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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 17, 2007

                               CRM Holdings, Ltd.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

          6331                                          Not Applicable
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(Commission File Number)                       (IRS Employer Identification No.)

P.O. Box HM 2062, Hamilton HM HX, Bermuda
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 (Address of Principal Executive Offices)                (Zip Code)

                                 (441) 295-6689
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

On September 17, 2007, CRM Holdings, Ltd. issued a press release announcing that it had received notice from the Healthcare Industry Trust of New York, one of the workers' compensation self-insured groups under management, of a potential voluntary termination of the group. A copy of the press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 8.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 8.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 8.01 is material information that is not otherwise publicly available.

Item 9.01. Financial Statements and Exhibits.

      (d)   Exhibits

99.1  News Release of CRM Holdings, Ltd. dated September 17, 2007

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CRM Holdings, Ltd.
                                             (Registrant)
September 17, 2007
                                             /s/ JOSEPH F. TAYLOR
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                                             Joseph F. Taylor
                                             Senior Vice President of Compliance